USMGV-SOAI-SUP

Statement of Additional Information Supplement dated January 29, 2018

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class R6 shares of the Fund listed below:

Invesco U.S Managed Volatility Fund

Effective as of the date of this supplement, all references to Class B and Class BX shares in the Fund’s Statement of Additional Information are deleted.

USMGV-SOAI-SUP